SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 2, 2003

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 N. McCarthy Blvd, No. 100, Milpitas, CA 95035-5112

      (Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code:  (408) 263-3214

Item 5. Other Events

Item 7. Financial Statements and Exhibits

SIGNATURES

Exhibit Index

EXHIBIT 99.1

EXHIBIT 99.2

Item 5.    Other Events

On June 2, 2003, Registrant announced via news release the retirement of its Vice President of Operations, Arieh Schifrin, and on June 9, 2003, Registrant announced via news release the appointment of David L. Wittrock to its board of directors to replace J. Daniel McCranie who resigned due to other commitments. The full texts of the news releases issued in connection with these announcements are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit 99.1, Registrant’s News Release dated June 2, 2003, is furnished pursuant to Item 5 of Form 8-K.

Exhibit 99.2, Registrant’s News Release date June 9, 2003, is furnished pursuant to Item 5 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2003	CALIFORNIA MICRO DEVICES CORPORATION (registrant)

	By:	/S/ ROBERT V. DICKINSON

President and Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Registrant’s news release dated June 2, 2003, which is being furnished pursuant to Item 5 of Form 8-K.

99.2	Registrant’s news release dated June 9, 2003, which is being furnished pursuant to Item 5 of Form 8-K.